UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 1, 2026

Venture Global, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-42486	93-3539083
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 19th Street North, Suite 1500		22209
Arlington, VA		(Zip Code)
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code: (202) 759-6740
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.01 par value per share	VG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.04. Triggering Event That Accelerates or Increases a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

On May 11, 2026, Venture Global LNG, Inc. (“VGLNG”), a wholly-owned subsidiary of Venture Global, Inc. (“Venture Global”, “we”, “us” or “our”) issued a conditional notice of redemption to redeem all of VGLNG’s outstanding 8.125% senior secured notes due 2028 (the “Existing Notes”) with the gross proceeds of the Notes Offering (as defined below), with cash on hand to be used to pay the redemption premium and related fees and expenses. The redemption is expected to occur on June 11, 2026 (the “Redemption Date”), subject to satisfaction or waiver by VGLNG of the Condition (as defined below). The Existing Notes were issued pursuant to an Indenture, dated as of May 26, 2023, by and among the VGLNG and The Bank of New York Mellon Trust Company, N.A., as trustee and collateral agent, as supplemented and amended heretofore.

The redemption price (the “Redemption Price”) for the redeemed Existing Notes shall be equal to 102.031% of the principal amount of redeemed Existing Notes plus accrued and unpaid interest to but excluding the Redemption Date.

This redemption is conditioned upon the closing of the Notes Offering, after the date hereof and on or prior to the Redemption Date, generating sufficient gross proceeds no less than the aggregate principal amount of the Existing Notes to be redeemed (the “Condition”).

This report shall not constitute a notice of redemption, an offer to repurchase or the solicitation of an offer to sell with respect to the Existing Notes.

The foregoing is qualified by reference to the press release that is attached as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 8.01. Other Events.

Venture Global issued press releases on June 1, 2026 announcing that VGLNG had launched and priced a private offering (the “Notes Offering”) of (i) $1.125 billion aggregate principal amount of senior secured notes due 2034 (the “2034 Notes”) and (ii) $1.125 billion aggregate principal amount of senior secured notes due 2036 (the “2036 Notes” and, collectively with the 2034 Notes, the “Notes”). A copy of the related press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

VGLNG intends to use the gross proceeds from the Notes Offering for the redemption of all of the Existing Notes and to use cash on hand to pay the redemption premium and related fees and expenses for the Notes Offering and the redemption.

The Notes are being offered only to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States, only to non-U.S. investors pursuant to Regulation S. The Notes will not be registered under the Securities Act or the securities laws of any state and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state laws.

This report does not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale of any security in any jurisdiction in which such offering, solicitation or sale would be unlawful.

Forward Looking Statements.

This report contains forward-looking statements. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements included herein that are not statements of historical facts, such as statements regarding the anticipated terms of the Notes being offered, the completion, timing and size of the proposed Offering, the intended use of the net proceeds and the redemption, are “forward-looking statements.” In some cases, forward-looking statements can be identified by terminology such as “may,” “might,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursue,” “target,” “continue,” the negative of such terms or other comparable terminology.

These forward-looking statements, which are subject to risks, uncertainties and assumptions about us, may include projections of our future financial performance, expectations regarding the development, construction, commissioning and completion of our projects, expectations regarding sales of LNG cargos, estimates of the cost of our projects and schedule to construct and commission our projects, our anticipated growth strategies and anticipated trends impacting our business. These statements are only predictions based on our current expectations and projections about future events. There are important factors that could cause our actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward-looking statements, including: our potential inability to maintain profitability, maintain positive operating cash flow and ensure adequate liquidity in the future, including as a result of the significant uncertainty in our ability to generate proceeds and the amount of proceeds that will regularly be received from sales of uncontracted commissioning cargos and excess cargos due to volatility and variability in the LNG markets; our need for significant additional capital to construct and complete projects, including some of our existing projects, future projects, potential bolt-on expansions and related assets, and our potential inability to secure such financing on acceptable terms, or at all; our potential inability to construct or operate all of our proposed LNG facilities or pipelines or any additional LNG facilities or pipelines beyond those currently planned, including any of the bolt-on expansion opportunities which we have identified, and to produce LNG in excess of our nameplate capacity, which could limit our growth prospects, including as a result of delays in obtaining regulatory approvals or inability to obtain requisite regulatory approvals to complete construction during our estimated development periods; significant operational risks related to our natural gas liquefaction and export projects, including the our existing projects and any potential bolt-on expansions, any future projects we develop, our pipelines, our LNG tankers, and our regasification terminal usage rights; our potential inability to accurately estimate costs for our projects, and the risk that the construction and operations of natural gas pipelines and pipeline connections for our projects suffer cost overruns and delays related to obtaining regulatory approvals, development risks, labor costs, unavailability of skilled workers, operational hazards and other risks; the uncertainty regarding the future of international trade agreements and the United States’ position on international trade, including the effects of tariffs as well as the effects of ongoing legal challenges to tariffs and reimbursements of tariffs; our current and potential involvement in disputes and legal proceedings, including the arbitrations and other proceedings currently pending against us and the possibility and magnitude of negative outcomes in any such dispute or proceeding and the potential impact thereof on our results of operations, liquidity and our existing contracts; our potential inability to enter into the necessary contracts to construct our projects, or any potential bolt-on expansion, on a timely basis or on terms that are acceptable to us; our potential inability to enter into Contracted SPAs with customers for, or to otherwise sell, an adequate portion of the total expected nameplate capacity at our projects, or any potential bolt-on expansion, or any future projects we develop; our dependence on our EPC contractors and suppliers for the successful completion of our projects and delivery of our LNG tankers, including the potential inability of our contractors to perform their obligations under their contracts; various economic and political factors, including opposition by environmental or other public interest groups, or the lack of local government and community support required for our projects, which could negatively affect the permitting status, timing or overall development, construction and operation of our projects; the effects of FERC regulation on our interstate natural gas pipelines and their FERC gas tariffs; the risk that the natural gas liquefaction system and mid-scale design we utilize at our projects will not achieve the level of performance or other benefits that we anticipate; potential additional risks arising from the duration of and the phased commissioning start-up of our projects; the potential risk that our customers or we may terminate our SPAs if certain conditions are not met or for other reasons; potential decreases in the price of natural gas and its related impact on our ability to pay the cost of gas transportation, the payment of a premium by us for feed gas relative to the contractual price we charge our customers, or other impacts to the price of natural gas resulting from inflationary pressures, including from the disruption in international oil and natural gas supply chains caused by the ongoing war in Iran and the closure of the Strait of Hormuz; the potential negative impacts of seasonal fluctuations on our business; the risks related to the development and/or contracting for additional gas transportation capacity to support the operation and expansion capacity of our LNG projects; the risks related to the management and operation of our LNG tanker fleet and our future regasification terminal usage rights; the potential effects of existing and future environmental and similar laws and governmental regulations on compliance costs, operating and/or construction costs and restrictions; our potential inability to obtain, maintain or comply with necessary permits or approvals from governmental and regulatory agencies on which the construction of our projects depends, including as a result of opposition by environmental and other public interest groups; our indebtedness levels, and the fact that we may be able to incur substantially more indebtedness, which may increase the risks created by our substantial indebtedness. For more information on these and other factors that could cause our results to differ materially from expected results, please refer to the risks and uncertainties discussed in our Annual Report on Form 10-K for the year ended December 31, 2025. We undertake no obligation to update these statements as a result of new information or future events.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Title or Description
99.1	Press release dated June 1, 2026 announcing the launch of the Notes Offering.
99.2	Press release dated June 1, 2026 announcing the pricing of the Notes Offering.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Venture Global, Inc.
Dated: June 1, 2026

By: /s/ Jonathan Thayer
Jonathan Thayer
Chief Financial Officer